UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.

On December 15, 2010, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the Thirty-Second Supplemental Indenture (as hereinafter defined) (the “Existing Guarantors”), Cottonwood Development LLC, Cottonwood Generating Partners II LLC, Cottonwood Generating Partners I LLC, Cottonwood Generating Partners III LLC, Cottonwood Energy Company LP, Cottonwood Technology Partners LP and Green Mountain Energy Company (the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a thirty-seventh supplemental indenture (the “Thirty-Seventh Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated as of February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the “2014 Notes”), and as supplemented by a third supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a fifth supplemental indenture, dated as of April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a seventh supplemental indenture, dated as of November 13, 2006 among NRG, the Existing Guarantors party thereto and the Trustee, a tenth supplemental indenture, dated as of July 19, 2007 among NRG, the Existing Guarantors party thereto and the Trustee, a thirteenth supplemental indenture, dated as of August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a sixteenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a nineteenth supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-fourth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee and a twenty-eighth supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee and a thirty-second supplemental indenture, dated as of June 23, 2010 (the “Thirty-Second Supplemental Indenture”), among NRG, the Existing Guarantors and the Trustee. Pursuant to the Thirty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2014 Notes.

On December 15, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a thirty-eighth supplemental indenture (the “Thirty-Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated as of February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the “2016 Notes”), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated as of April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee an eighth supplemental indenture, dated as of November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eleventh supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fourteenth supplemental indenture, dated as of August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee , a seventeenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twentieth supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-fifth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-ninth supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee and a thirty-third supplemental indenture, dated as of June 23, 2010, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Thirty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2016 Notes.

On December 15, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a thirty-ninth supplemental indenture (the “Thirty-Ninth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated as of November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”), and as supplemented by a twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fifteenth supplemental indenture, dated as of August 28, 2007, among NRG the Existing Guarantors party thereto and the Trustee, an eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a thirtieth supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee and a thirty-fourth supplemental indenture, dated as of June 23, 2010, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Thirty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On December 15, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fortieth supplemental indenture (the “Fortieth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “2019 Notes”), and as supplemented by a twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee and a thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the Existing Guarantors and the Trustee.. Pursuant to the Thirty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2019 Notes.

On December 15, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the forty-first supplemental indenture (the “Forth-First Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the Existing Guarantors and the Trustee pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”). Pursuant to the Forty-First Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

A copy of the Thirty-Seventh Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Thirty-Eighth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Thirty-Ninth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Fortieth Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Forty-First Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein.  The description of the material terms of the Thirty-Seventh Supplemental Indenture, Thirty-Eighth Supplemental Indenture, Thirty-Ninth Supplemental Indenture, Fortieth Supplemental Indenture and Forty-First Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

4.1

Thirty-Seventh Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Thirty-Eighth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Thirty-Ninth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

Exhibit Number	Description

4.4

Fortieth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5

Forty-First Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.

/s/ Michael Bramnick
Date: December 16, 2010	Name:	Michael Bramnick
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1

Thirty-Seventh Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Thirty-Eighth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Thirty-Ninth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4

Fortieth Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5

Forty-First Supplemental Indenture, dated as of December 15, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.